PACIFIC LIFE & ANNUITY COMPANY

Financial Statements - Statutory Basis

as of December 31, 2024 and 2023 and

for the years ended December 31, 2024, 2023 and 2022,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2024,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2024

and Independent Auditor's Report

INDEPENDENT AUDITOR'S REPORT

Pacific Life & Annuity Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life & Annuity Company (the "Company"), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2024 and 2023, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2024, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Arizona Department of Insurance and Financial Institutions. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2024 are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Costa Mesa, California

March 28, 2025

Pacific Life & Annuity Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2024	2023
ADMITTED ASSETS
Bonds	$6,965	$6,398
Common stocks	6	5
Mortgage loans	583	497
Cash and cash equivalents	219	231
Contract loans	20	19
Derivatives	9	9
Other invested assets	59	59
Investment income due and accrued	77	76
Net deferred tax asset	36	23
Other assets	7	9
Separate account assets	3,364	3,168

TOTAL ADMITTED ASSETS	$11,345	$10,494

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$6,193	$5,712
Liability for deposit-type contracts	1,157	1,036
Transfers to separate accounts due or accrued, net	(62)	(65)
Other liabilities	93	96
Asset valuation reserve		2
Separate account liabilities	3,364	3,168
TOTAL LIABILITIES	10,745	9,949
Capital and Surplus:
Common stock - $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	3	3
Paid-in surplus	184	184
Unassigned surplus	413	358
TOTAL CAPITAL AND SURPLUS	600	545

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$11,345	$10,494

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2024	2023	2022
REVENUES
Premiums and annuity considerations	$1,113	$1,787	$1,199
Net investment income	396	315	240
Separate account fees	66	62	63
Other income	14	12	9
TOTAL REVENUES	1,589	2,176	1,511

BENEFITS AND EXPENSES
Current and future policy benefits	1,398	2,024	1,471
Commission expense	50	59	46
Operating expenses	26	32	25
TOTAL BENEFITS AND EXPENSES	1,474	2,115	1,542

NET GAIN (LOSS) BEFORE FEDERAL INCOME TAXES	115	61	(31)
Federal income tax expense	32	16	2

NET GAIN (LOSS) FROM OPERATIONS	83	45	(33)
Net realized capital gains (losses) less tax	(49)	(50)	15

NET INCOME (LOSS)	$34	$(5)	$(18)

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y    B A S I S

(In Millions)	Common Stock	Paid-in Surplus	Unassigned Surplus	Total
BALANCES, JANUARY 1, 2022	$3	$135	$399	$537
Net loss			(18)	(18)
Change in net unrealized capital losses less tax			(47)	(47)
Change in net deferred income tax			18	18
Change in nonadmitted assets			(17)	(17)
Change in asset valuation reserve			1	1
BALANCES, DECEMBER 31, 2022	3	135	336	474
Net loss			(5)	(5)
Change in net unrealized capital gains less tax			22	22
Change in net deferred income tax			13	13
Change in nonadmitted assets			(8)	(8)
Capital contribution from parent		49		49
BALANCES, DECEMBER 31, 2023	3	184	358	545
Net income			34	34
Change in net unrealized capital gains less tax			7	7
Change in net deferred income tax			18	18
Change in nonadmitted assets			(4)	(4)
Change in asset valuation reserve			2	2
Other surplus adjustments			(2)	(2)
BALANCES, DECEMBER 31, 2024	$3	$184	$413	$600

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2024	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$1,101	$1,787	$1,199
Net investment income	387	295	232
Other income	80	74	73
Benefits and loss related payments	(1,009)	(891)	(607)
Net transfers (to) from separate accounts	146	104	(40)
Commissions, expenses paid and other deductions	(76)	(91)	(70)
Federal income taxes paid, net	(36)	(4)	(8)
NET CASH PROVIDED BY OPERATING ACTIVITIES	593	1,274	779

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
Bonds	562	252	151
Mortgage loans	62	28	23
Other invested assets	10
Miscellaneous proceeds	10	45	30
Cost of investments acquired:
Bonds	(1,112)	(1,564)	(651)
Stocks	(1)		(2)
Mortgage loans	(159)	(122)	(49)
Other invested assets	(6)
Miscellaneous applications	(47)	(64)	(67)
Net increase in contract loans	(1)	(9)
NET CASH USED IN INVESTING ACTIVITIES	(682)	(1,434)	(565)

CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	68	57	33
Other cash provided	9	1	12
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	77	58	45

Net change in cash and cash equivalents	(12)	(102)	259
Cash and cash equivalents, beginning of year	231	333	74

CASH AND CASH EQUIVALENTS, END OF YEAR	$219	$231	$333

SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS
Bonds disposed and acquired	$50	$44	$61
Additional paid in capital		49
Assets in-kind received as premiums	12

See Notes to Financial Statements - Statutory Basis

Pacific Life & Annuity Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.              NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life & Annuity Company (the Company) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life), a stock life insurance company domiciled in the State of Nebraska. Pacific Life is a wholly-owned subsidiary of Pacific LifeCorp, an intermediate stock holding company incorporated in the State of Delaware. Pacific LifeCorp is a wholly owned subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company incorporated in the State of Nebraska.

The Company markets and distributes life insurance and annuities in the United States. The Company is licensed to sell in all 50 states, including the State of New York.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance and Financial Institutions (AZ DIFI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the AZ DIFI. Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the AZ DIFI has the right to permit other specific practices, which deviate from prescribed practices, of which there were none.

NAIC SAP differs in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), which in some cases may be material. See Note 2.

The Company has evaluated events subsequent to December 31, 2024 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that require adjustments to these financial statements - statutory basis.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements - statutory basis and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

In January 2024, the NAIC adopted Interpretation 23-04T, Scottish Re Life Reinsurance Liquidation Questions (INT 23-04T), which addresses accounting and reporting for reinsurance receivables from Scottish Re's estate including impairment analysis and admissibility of reinsurance recoverables. The Company had ceded and assumed reinsurance contracts in place with Scottish Re (U.S), Inc. As of December 31, 2023, all outstanding balances were immaterial and written off.

In September 2023, the NAIC issued Interpretation 23-03, Inflation Reduction Act - Corporate Alternative Minimum Tax (INT-23-03) which provides Corporate Alternative Minimum Tax (CAMT) reporting guidance effective for the year-end 2023 financial statements - statutory basis and periods thereafter. See Note 6.

Effective August 2023, the Company adopted revisions in Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01) that provides amendments to SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instructions for the reporting of net negative (disallowed) Interest Maintenance Reserve (IMR) which provides optional, limited-time guidance allowing the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. As detailed within the revisions, this change will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted. The Company did not have negative IMR as of December 31, 2024 and 2023.

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board. This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2024. The adoption of this standard did not have a material impact on the Company's financial statements - statutory basis.

Certain reclassifications have been made to the 2023 and 2022 financial statements - statutory basis to conform to the 2024 financial statements - statutory basis presentation.

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2023, the NAIC adopted new statutory accounting principal revisions related to the principles-based bond project. These changes are primarily captured in amendments to SSAP No. 26 – Bonds and SSAP No. 43 – Loan-Backed and Structured Securities, which refine guidance for the principles-based bond project and are effective January 1, 2025.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method. Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar. All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax. The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired. Investments in common stock and bonds, except for LBASS, are written down to fair value. Investments in LBASS are written down to the present value of cash flows expected to be collected, discounted at the security's effective interest rate. Any investment that the Company intends to sell or would be required to sell prior to recovery at a realized loss is written down to fair value. The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees and impairment losses. Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued. The Company generally recognizes interest income on its impaired loans upon receipt.

Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship. At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements - statutory basis in a manner consistent with the hedged asset or liability (amortized cost or fair value). Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax and any change in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized foreign exchange capital gain (loss) consistent with the hedged items. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position. If the carrying value of the derivative is positive, the amount is recorded in derivatives. If the carrying value of the derivative is negative, the amount is recorded in other liabilities. The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets. The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the IMR. Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR and amortized to net investment income over the life of the bond.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items. Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The periodic cash flows resulting from the termination of derivative contracts are reflected on a gross basis within the statements of cash flows - statutory basis. Cash received on termination, resulting in a realized gain, is reported in miscellaneous proceeds with cash paid upon termination, resulting in a realized loss, reported in miscellaneous applications.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. The IMR of $4 million and $5 million is included in other liabilities as of December 31, 2024 and 2023, respectively.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives. Interest income for bonds is recognized on an accrual basis. Dividend income for common stock is recognized as earned on the ex-dividend date. Amortization and accretion are determined by the effective interest method based on estimated principal repayments. Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible. Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued over 90 days past due is nonadmitted. Gross and admitted amounts for interest income due and accrued were $77 million as of December 31, 2024. Gross and admitted amounts for interest income due and accrued were $76 million as of December 31, 2023. The cumulative amount of paid-in-kind interest included in the principal balance was $5 million and $4 million as of December 31, 2024 and 2023, respectively.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method (CRVM), or other modified reserve methods. Interest rate assumptions ranged from 2.0% to 4.5%. Reserves for individual variable annuities are held in accordance with VM-21. Reserves for individual fixed annuities are maintained using the Commissioners' Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest rates ranging from 1.0% to 6.7%. Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest rates ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves. All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statements of operations - statutory basis when earned under the terms of the contract. Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability. Interest rates credited ranged from 1.0% to 6.5%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves. These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks, and provide additional capacity for growth. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers, or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded, included in other income, relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements. The amounts included in revenue adjustments on reinsurance ceded primarily represent ceded current and future policy benefits, net investment income, and net realized capital gains (losses) less tax related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2024, 2023 and 2022, individual life and annuity premiums assumed were an immaterial amount, and premiums ceded were $4 million. As of December 31, 2024 and 2023, reserve credits recorded on ceded reinsurance were $6 million.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $1 million as of December 31, 2024 and 2023.

REVENUES, BENEFITS AND EXPENSES

Life insurance and accident and health premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC, the Company's ultimate parent. The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts. The Company's separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds. A separate account liability is recorded at fair value at an amount equal to the separate account asset. The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets. Amounts charged to the separate account for mortality, surrender, and expense charges are included in separate account fees in other income.

Separate account assets are primarily invested in mutual funds and hedge funds.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital requirements.

2.	COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting. U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the AZ DIFI, which is a comprehensive basis of accounting other than U.S. GAAP. NAIC SAP primarily differs from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.	INVESTMENTS

BONDS AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value, and net unrealized gains (losses) of bonds and cash equivalents are shown below. Cash equivalents were $195 million and $199 million as of December 31, 2024 and 2023, respectively. See Note 4 for information on the Company's fair value measurements.

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains (Losses)

	(In Millions)
December 31, 2024:
U.S. Government	$6	$6
All other governments	56	52	$(4)
U.S. states, territories, and possessions	9	8	(1)
U.S. political subdivisions of states, territories, and possessions	49	50	1
U.S. special revenue and special assessment obligations	314	309	(5)
Industrial and miscellaneous	5,311	5,006	(305)
Bank loans	30	31	1
LBASS:
Residential mortgage-backed securities (RMBS)	223	221	(2)
Commercial mortgage-backed securities (CMBS)	215	211	(4)
Other	947	960	13
Total	$7,160	$6,854	$(306)

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Gains (Losses)

	(In Millions)
December 31, 2023:
U.S. Government	$9	$9
All other governments	37	36	$(1)
U.S. states, territories, and possessions	9	8	(1)
U.S. political subdivisions of states, territories, and possessions	56	58	2
U.S. special revenue and special assessment obligations	362	377	15
Industrial and miscellaneous	4,887	4,683	(204)
Bank loans	131	131
LBASS:
RMBS	112	108	(4)
CMBS	168	160	(8)
Other	826	830	4
Total	$6,597	$6,400	$(197)

The book/adjusted carrying value and fair value of bonds and cash equivalents as of December 31, 2024, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value

	(In Millions)
Due in one year or less	$419	$419
Due after one year through five years	1,735	1,719
Due after five years through ten years	842	788
Due after ten years	2,779	2,536
	5,775	5,462
LBASS	1,385	1,392
Total	$7,160	$6,854

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

			(In Millions)
December 31, 2024:
U.S. Government	$6				$6
All other governments	29	$1	$11	$3	40	$4
U.S. states, territories, and possessions			8	1	8	1
U.S. political subdivisions of states, territories, and possessions	5		15		20
U.S. special revenue and special assessment obligations	51	2	57	16	108	18
Industrial and miscellaneous	896	23	2,321	357	3,217	380
Bank loans	9	1			9	1
LBASS:
RMBS	11		27	5	38	5
CMBS	22		36	6	58	6
Other	147	2	54	3	201	5
Total	$1,176	$29	$2,529	$391	$3,705	$420

December 31, 2023:
U.S. Government			$6		$6
All other governments			22	$2	22	$2
U.S. states, territories, and possessions			8	1	8	1
U.S. political subdivisions of states, territories, and possessions			22		22
U.S. special revenue and special assessment obligations			57	13	57	13
Industrial and miscellaneous	$110	$2	2,635	314	2,745	316
Bank loans	48				48
LBASS:
RMBS			33	6	33	6
CMBS	64		34	8	98	8
Other	102		93	5	195	5
Total	$324	$2	$2,910	$349	$3,234	$351

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary. The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by investment type:

	Years Ended December 31,
	2024	2023	2022

	(In Millions)
Bonds:
Issuer obligations	$4	$1
LBASS			$2
Mortgage loans		1
Total	$4	$2	$2

Proceeds, gross gains, and gross losses recognized on sales of bonds were $12 million, $0.4 million, and zero, respectively, for the year ended December 31, 2024. Proceeds, gross gains, and gross losses recognized on sales of bonds were $6 million, zero, and $0.2 million, respectively, for the year ended December 31, 2023. Proceeds, gross gains, and gross losses recognized on sales of bonds were $4 million, zero, and $0.1 million for the year ended December 31, 2022.

Bonds with a book/adjusted carrying value of $6 million as of December 31, 2024 and 2023, were held as restricted assets on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2024:
Construction and land development	8.88%	8.88%
Commercial	7.49%	6.33%

Year Ended December 31, 2023:
Construction and land development	8.84%	7.81%
Commercial	8.22%	6.11%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 69% as of December 31, 2024 and 2023.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Commercial	Mezzanine	Total

	(In Millions)
December 31, 2024:
Current	$556	$27	$583

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$46	$27	$73

	Commercial	Mezzanine	Total

	(In Millions)
December 31, 2023:
Current	$470	$27	$497

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$51	$27	$78

(1)   Excluded from the commercial amounts are mortgage loan participations where the sole participants are the Company and its parent company, Pacific Life. The total amounts were $510 million and $419 million as of December 31, 2024 and 2023, respectively.

The Company's investment in impaired commercial mortgage loans with no allowance for credit losses was zero and $14 million as of December 31, 2024 and 2023, respectively. Information on the Company's impaired commercial mortgage loans is as follows:

	Years Ended December 31,
	2024	2023	2022

	(In Millions)
Impairment loss recorded		$1
Average recorded investment		7
Interest income recognized		1

The Company's mortgage loans finance various types of properties primarily throughout the U.S. and Canada. The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,		December 31,
	2024		2023

	($ In Millions)
Pacific	$224	38%	$168	34%
Atlantic	146	25%	137	28%
North Central	85	15%	78	16%
South Central	66	11%	47	9%
New England	33	6%	48	10%
Mountain	28	5%	17	3%
Canada	1	0%	2	0%
Total	$583	100%	$497	100%

As of December 31, 2024 and 2023, the carrying value of the largest single commercial loan was $33 million or 6% and $40 million or 8% of the mortgage loan carrying value, respectively. As of December 31, 2024 and 2023, the total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $40 million or 7% and $40 million or 8% of the mortgage loan carrying value, respectively.

For commercial mortgage loans, the Company reviews performance and credit quality on an on-going basis, including loan payment delinquencies and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan's debt service coverage ratio (DCR) and loan-to-value (LTV) ratio. The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV ratio compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV ratio indicates a greater excess of collateral value over the loan amount. The monitoring process focuses on higher risk loans, which includes those that are classified as restructured, delinquent, or in foreclosure, as well as loans with higher LTV ratios and lower DCRs. The DCRs and LTV ratios are updated routinely.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern, or Level 3 Significant Credit Concern. Loans in the No Credit Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV ratio and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. There may be disputes between the borrower and contractors. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength. This includes troubled debt restructurings (TDRs) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors. Financial covenants may have been triggered due to declines in performance, and/or the borrower may have requested covenant relief. There may be disputes between the borrower and contractors. Loan credit profile, borrower sponsorship, and/or collateral value may have declined or given cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value, and/or borrower stability result in increased refinance risk. Likelihood for TDR, impairment, and loss is increased. This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure is the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

As of December 31, 2024 and 2023, the Company had no loans classified as Level 2.

The following tables present mortgage loan credit levels by type:

	December 31, 2024
	No Credit Concern		Level 1		Level 3		Total
	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR

	($ In Millions)
Apartment	$149	1.16					$149	1.16
Golf course	1	0.69					1	0.69
Industrial	89	1.72					89	1.72
Lodging	35	6.56					35	6.56
Office	194	1.36					194	1.36
Parking	12	2.61					12	2.61
Retail	67	1.71					67	1.71
Construction (1)	36						36
Total	$583	1.76	$—	$—	$—	$—	$583	1.76

	December 31, 2023
	No Credit Concern		Level 1		Level 3		Total
	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR

	($ In Millions)
Apartment	$70	1.54					$70	1.54
Golf course			$2	0.73			2	0.73
Industrial	49	1.60					49	1.60
Lodging	36	6.27					36	6.27
Office	221	1.66			$14	1.28	235	1.64
Retail	65	1.77			40	0.65	105	1.35
Total	$441	2.02	$2	0.73	$54	0.82	$497	1.89

(1)   Performance and credit quality does not consider DCRs for construction loans. These loans are reviewed based on LTV ratio, loan payment performance, and the construction progress and related costs for the underlying collateral project.

DEBT RESTRUCTURING

As of December 31, 2024 and 2023, the Company had investments in restructured loans and bonds of zero and $14 million, respectively. The realized capital losses related to these loans and bonds were zero for the years ended December 31, 2024, 2023 and 2022.

The Company did not have any modifications classified as TDRs during the years ended December 31, 2024 and 2022. During the year ended December 31, 2023, the Company modified one mortgage loan with a carrying value of $14 million. The Company granted two term extensions on the loan during the year ended December 31, 2023. The first modification extended the maturity date by five months, and the second modification further extended the maturity date by two months. The modification qualified as a TDR and an impairment loss of $1 million was recorded. The loan matured in 2024.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company's financial instruments that are carried at fair value or net asset value (NAV):

	December 31, 2024
	Level 1	Level 2	Level 3	NAV	Total

	(In Millions)
Assets:
Common stocks:
Industrial and miscellaneous			$6		$6
Derivatives:
Equity derivatives	$6		2		8
Separate account assets (1)	3,345			$19	3,364
Total	$3,351	$—	$8	$19	$3,378

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$22			$22
Total	$—	$22	$—	$—	$22

	December 31, 2023
	Level 1	Level 2	Level 3	NAV	Total

	(In Millions)
Assets:
Bonds:
Common stocks:
Industrial and miscellaneous			$5		$5
Derivatives:
Equity derivatives	$7		2		9
Separate account assets (1)	3,152			$16	3,168
Total	$3,159	$—	$7	$16	$3,182

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$18			$18
Total	$—	$18	$—	$—	$18

(1)   Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS AND COMMON STOCKS

The fair values of bonds and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company's management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management's analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers communicate on any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency swaps, interest rate swaps, equity options and equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels, and to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the NAV obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, derivatives, privately held companies and private partnerships. The redemption frequency is quarterly. There are no remaining lockup periods or unfunded commitments of investments measured using the NAV practical expedient as of December 31, 2024.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains (Losses)
	January 1, 2024	Transfers Into Level 3(1)	Transfers Out of Level 3(1)	Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2024

	(In Millions)
Bonds
Issuer obligations					$(2)			$2	$—
Common stocks	$5					$1			6
Derivatives, net	2			$1		2		(3)	2
Total	$7	$—	$—	$1	$(2)	$3	$—	$(1)	$8

						Total Gains (Losses)
	January 1, 2023	Transfers Into Level 3(1)		Transfers Out of Level 3(1)		Included in Net Income	Included in Surplus	Purchases	Sales	Settlements	December 31, 2023

	(In Millions)
Bonds
Issuer obligations	$5	$3	(2)	$(4	)(3)					$(4)	$—
LBASS	3			(3	)(2)						—
Common stocks	6						$(1)				5
Derivatives, net	1					$1		$2		(2)	2
Total	$15	$3		$(7)		$1	$(1)	$2	$—	$(6)	$7

(1) Transfers in and/or out are recognized at the end of each quarter.

(2) Transferred into/out of Level 3 due to reclassifications to Issuer Obligations.

(3) Transferred out of Level 3 due to changes in fair value.

The admitted values and fair values of the Company's financial instruments are presented in the following table:

	December 31, 2024
							Not
							Practicable
	Fair	Admitted					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)

	(In Millions)
Assets:
Bonds	$6,659	$6,965		$6,438	$221
Common stocks	6	6			6
Mortgage loans	559	583		559
Cash and cash equivalents	219	219	$219
Contract loans	20	20			20
Derivatives, net	(14)	(14)	6	(22)	2
Other invested assets (1)	17	20		17
Separate account assets	3,364	3,364	3,345			$19
Liabilities:
Liability for deposit-type contracts	1,162	1,157			1,162
Separate account liability for deposit type contracts	1	1			1

	December 31, 2023
							Not
							Practicable
	Fair	Admitted					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)

	(In Millions)
Assets:
Bonds	$6,201	$6,398		$5,887	$314
Common stocks	5	5			5
Mortgage loans	452	497			452
Cash and cash equivalents	231	231	$231
Contract loans	19	19			19
Derivatives, net	(9)	(9)	7	(18)	2
Other invested assets (1)	23	25		23
Separate account assets	3,168	3,168	3,152			$16
Liabilities:
Liability for deposit-type contracts	1,068	1,036			1,068
Separate account liability for deposit type contracts	2	2			2

(1) Excludes investments accounted for under the equity method.

The tables above exclude the following financial instruments: investment income due and accrued and derivatives collateral receivable and payable. The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2024 and 2023:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH AND CASH EQUIVALENTS

Cash equivalents are money market mutual funds that have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. The carrying value of cash approximates the fair value.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract's cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist of surplus note investments held from other insurance providers. The fair value of the surplus note investments are priced by an independent pricing service as described for bonds above.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the estimated fair value of liability for deposit-type contracts are based on discounted cash flow methodologies using significant unobservable inputs.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

5.              DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk and equity risk, collectively “market risk,” and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

The following table summarizes the notional amount, net carrying value, and net fair value of the Company's derivative instruments by derivative type. Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Net Fair Value

	(In Millions)
December 31, 2024:
Equity call options	$45	$2	$2
Equity futures	130	6	6
Foreign currency swaps	1
Interest rate swaps	205	(22)	(22)
Total	$381	$(14)	$(14)

December 31, 2023:
Equity call options	$44	$2	$2
Equity futures	137	7	7
Equity total return swaps	27
Foreign currency swaps	2
Interest rate swaps	251	(18)	(18)
Total	$461	$(9)	$(9)

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

COLLATERAL

For OTC and OTC-cleared derivatives, the Company pledges and receives cash and asset collateral. Cash collateral received from counterparties was $2 million as of December 31, 2024 and 2023. Cash collateral pledged to counterparties was $24 million and $32 million as of December 31, 2024 and 2023, respectively.

The Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. Cash pledged for initial margin was $6 million and $7 million as of December 31, 2024 and 2023, respectively.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums. These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

For the years ended December 31, 2024, 2023 and 2022, $2 million of option premium expense was recorded in net investment income for the one-year equity call options hedging life indexed account insurance products. This amount was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company may utilize total return swaps and exchange-traded futures based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

Foreign currency interest rate swap agreements are used to convert fixed or floating rate foreign-denominated assets to U.S. dollar fixed or floating rate assets. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates, and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments that are denominated in foreign currencies.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The average and ending fair value of derivatives not designated as hedging instruments during and as of the periods presented are as follows:

	December 31, 2024			December 31, 2023
	Asset	Liability	Average Asset (Liability)	Asset	Liability	Average Asset (Liability)

	(In Millions)
Equity futures	$6		$6	$7		$8
Interest rate swaps		$22	(20)		$19	(27)
Total	$6	$22	$(14)	$7	$19	$(19)

The following table summarizes the surplus and net realized capital gains (losses) impact from derivative instruments not designated as hedging instruments:

	Years Ended December 31,			Years Ended December 31,
	2024	2023	2022	2024	2023	2022

	Surplus			Net Realized Capital Gains (Losses)

	(In Millions)
Equity futures	$11	$(12)	$8	$(27)	$(18)	$17
Interest rate swaps	(4)	34	(55)	(11)	(34)
Total	$7	$22	$(47)	$(38)	$(52)	$17

For the years ended December 31, 2024, 2023 and 2022, net gains (losses) from periodic net settlements and amortization recorded in net investment income were ($7) million, ($10) million and $5 million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the table below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums:

	December 31,
	2024	2023

	(In Millions)
Undiscounted future premium commitments
Equity call option fair value		$1
Equity call option fair value excluding impact of discounted future settled premiums		1

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives. The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of nonperformance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2024 and 2023, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2024, 2023 and 2022. The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

6.              INCOME TAXES

The components of net deferred tax assets (DTAs) and deferred tax liabilities (DTLs) are as follows:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$96	$5	$101	$76	$6	$82
Statutory valuation allowance adjustment
Adjusted gross DTAs	96	5	101	76	6	82
Nonadmitted DTAs	51	2	53	45	3	48
Net admitted DTAs	45	3	48	31	3	34
DTLs	9	3	12	8	3	11
Net admitted DTAs (DTLs)	$36	$—	$36	$23	$—	$23

	Change during 2024
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$20	$(1)	$19
Statutory valuation allowance adjustment
Adjusted gross DTAs	20	(1)	19
Nonadmitted DTAs	6	(1)	5
Net admitted DTAs	14	—	14
DTLs	1		1
Net admitted DTAs (DTLs)	$13	$—	$13

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total

	(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$36		$36	$23		$23
Adjusted gross DTAs expected to be realized following the balance sheet date	36		36	23		23
Adjusted gross DTAs allowed per limitation threshold			85			78
Adjusted gross DTAs offset by gross DTLs	9	$3	12	8	$3	11
DTAs admitted as the result of application of SSAP No. 101	$45	$3	$48	$31	$3	$34

	Change during 2024
	Ordinary	Capital	Total

	(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$13		$13
Adjusted gross DTAs expected to be realized following the balance sheet date	13		13
Adjusted gross DTAs allowed per limitation threshold			7
Adjusted gross DTAs offset by gross DTLs	1		1
DTAs admitted as the result of application of SSAP No. 101	$14	$—	$14

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows:

	December 31,
	2024	2023

	($ In Millions)
Ratio percentage	867%	722%
Amount of adjusted capital and surplus	$565	$521

As of December 31, 2024 and 2023, there was no impact on adjusted gross and net admitted DTAs due to tax planning strategies. The Company's tax planning strategies did not include the use of reinsurance.

Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2024	2023	2022	2024-2023	2023-2022

	(In Millions)
Federal income tax expense	$32	$16	$2	$16	$14
Federal income taxes on net capital gains (losses)	(3)			(3)
Total	$29	$16	$2	$13	$14

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2024	2023	Change

	(In Millions)
DTAs:
Ordinary:
Policyholder reserves	$73	$55	$18
Deferred acquisition costs	20	18	2
Compensation and benefits accrual	1	1	—
Other	2	2	—
Total	96	76	20
Nonadmitted DTAs	51	45	6
Admitted ordinary DTAs	45	31	14

Capital:
Investments	5	6	(1)
Nonadmitted DTAs	2	3	(1)
Admitted capital DTAs	3	3	—

Admitted DTAs	48	34	14

DTLs:
Ordinary:
Investments	8	7	1
Other	1	1	—
Total	9	8	1

Capital:
Investments	3	3	—

DTLs	12	11	1

Net admitted DTAs	$36	$23	$13

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2024	2023	Change

	(In Millions)
Total DTAs	$101	$82	$19
Total DTLs	12	11	1
Net DTA	$89	$71	18
Excluding tax effect of unrealized gains (losses)
Change in net operating deferred income tax			$18

Federal income tax expense is different from that which would be incurred by applying the statutory Federal income tax rate of 21% to income before income taxes. The significant items causing these differences are as follows:

	Years Ended December 31,
	2024	2023	2022

	(In Millions)
Provision computed at statutory rate	$13	$2	$(3)
Tax impact from derivative gains (losses) from surplus	1	5	(10)
Other	(3)	(3)	(3)
Total statutory income tax	$11	$4	$(16)

Federal income tax expense	$29	$17	$2
Change in net deferred income taxes	(18)	(13)	(18)
Total statutory income tax	$11	$4	$(16)

As of December 31, 2024 and 2023, the Company had no net operating loss carry-forwards or tax credit carry-forwards available for tax purposes. The Company had no investment tax credits. The Company had no benefits of operating loss carry-forwards. The Company had no Alternative Minimum Tax credit carry-forward. The Company had no adjustments of DTAs and DTLs for enacted changes in tax laws or a change in tax status. The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs. The Company had no deposits under Section 6603 of the Internal Revenue Code.

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2024.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2022. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

The Inflation Reduction Act enacted on August 16, 2022 is effective January 1, 2023 and imposes a 15% CAMT on corporations with three-year average adjusted financial statement income over $1.0 billion. The CAMT is payable to the extent the CAMT liability exceeds the regular corporate income tax liability; however, any CAMT paid would be available as a credit with indefinite carryover that could reduce future regular tax in excess of CAMT.

Following the guidance of Statutory Accounting Principles Working Group INT 23-03, the Company has determined that it is an applicable reporting entity starting in 2024. CAMT has not been recognized on the financial statements - statutory basis for the year ended December 31, 2024, since the Company's regular tax liability exceeds its CAMT liability.

7.	CAPITAL AND SURPLUS

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to its parent is subject to restrictions set forth in the State of Arizona insurance laws. These laws require (i) notification to the AZ DIFI for the declaration and payment of any dividend and (ii) approval by the AZ DIFI for accumulated dividends within the preceding twelve months that exceed the lesser of 10% of statutory surplus as regards to policyholders as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2024 statutory results, the Company could pay up to $41 million in dividends during the year ending December 31, 2025 to Pacific Life without prior approval by the AZ DIFI. Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

No dividends were paid during the years ended December 31, 2024, 2023, and 2022.

During the years ended December 31, 2024, 2023, and 2022, the Company received capital contributions in the form of bonds. from Pacific Life of zero, $49 million, and zero, respectively.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized losses, net, as of December 31, 2024 and 2023 was $18 million and $25 million, respectively.

8.	RELATED PARTY TRANSACTIONS

Pacific Life provides general administrative and investment management services to the Company under an administrative services agreement. Product contract services relating to the Company's variable universal life insurance, other life insurance, variable annuities and investment management services are under a separate services agreement. Effective March 2024, the Company provides certain administrative and special services to Pacific Life under an administrative service agreement. Amounts charged by Pacific Life to the Company for these services were $28 million, $34 million and $28 million for the years ended December 31, 2024, 2023 and 2022, respectively, and are primarily included in operating expenses. The Company reported $14 million and $5 million due to Pacific Life as of December 31, 2024 and 2023, respectively. It is the Company’s policy to settle these amounts no later than 90 days after the due date. Allocated operating expenses are not necessarily indicative of the total cost that would be incurred if the Company operated on a stand-alone basis.

During 2023 and 2024, participants previously covered by a group annuity contract at Pacific Life were transferred to the Company. As a result, the Company recognized $51 million and $8 million of premium revenue and an increase in reserves for the same amounts as of December 31, 2024 and 2023, respectively.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies based on the underlying audited U.S GAAP equity of the investee, except as otherwise disclosed below. These investments include affiliated companies as well as those where the Company has minor ownership interests.

PLFA is the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life insurance policyholders and variable annuity contract owners. PLFA is owned 99% by Pacific Life and 1% by the Company. Distributions to the Company from PLFA, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income, with a corresponding reduction to unassigned surplus, when dividends are declared to the extent they are not in excess of undistributed accumulated earnings. Distributions from PLFA to the Company included in net investment income December 31, 2024, 2023 and 2022 were $5 million. Any undistributed net revenue and expense, net of tax, is recorded to unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Pacific Select Distributors, LLC (PSD), a wholly-owned broker-dealer subsidiary of Pacific Life, primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and Pacific Life. In connection with PSD’s distribution of these variable life and annuity contracts to the Company and Pacific Life, the Company incurred commission expense of $29 million, $27 million and $30 million during the years ended December 31, 2024, 2023 and 2022, respectively. A service plan was adopted by the Pacific Select Fund whereby Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured to or for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $4 million included in commission expense, for the years ended December 31, 2024, 2023 and 2022, respectively. PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $2.0 billion as of December 31, 2024 and 2023, respectively. Related to these annuity contracts, the Company received $20 million, $56 million and $102 million of premium and annuity considerations and paid $128 million, $124 million and $124 million of current and future policy benefits for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, included in the liability for deposit-type contracts are insurance contracts with the affiliated assignment company of $1.1 billion and $996 million as of December 31, 2024 and 2023, respectively.

The Company has an agreement with Pacific Life to borrow up to $100 million at variable interest rates. There was no amount outstanding under the facility as of December 31, 2024 and 2023. The Company also has an intercompany uncommitted revolving credit facility with affiliates to lend or borrow funds. Under the agreement, the Company can lend or borrow up to 3% of the Company's admitted assets to certain affiliates as of the preceding December 31. The aggregate total borrowing of all outstanding loans is limited to $1.0 billion including any outstanding loans under any other affiliate lending agreements. The Company had no amount outstanding under the facility as of December 31, 2024 and 2023.

9.              RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS

For policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2024 and 2023, the Company had $154 million and $204 million, respectively, of insurance in force for which gross premiums were less than the net premiums according to the valuation standard set by the AZ DIFI.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

The components for other reserve changes, which include the changes in separate account fair value, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, changes in CRVM expense allowances, and impact of valuation system conversion, are as follows:

	December 31,
	2024	2023

	(In Millions)
Ordinary
Life Insurance		$(1)
Individual Annuities		(40)
Total	$—	$(41)

10.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

	December 31, 2024
Individual Annuities:	General Account	Separate Account Nonguaranteed	Total	% of Total

	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$75		$75	1%
At book value less current surrender charge of 5% or more (1)	2,147		2,147	24%
At fair value		$3,220	3,220	36%
Total with market value adjustment or at fair value	2,222	3,220	5,442	61%
At book value without adjustment	1,250		1,250	14%
Not subject to discretionary withdrawal	2,205		2,205	25%
Total	$5,677	$3,220	$8,897	100%

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$416		$416

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

	December 31, 2024
Group Annuities:	General Account	Separate Account Nonguaranteed	Total	% of Total

	($ In Millions)
Not subject to discretionary withdrawal	$434	$—	$434	100%
Total	$434	$—	$434	100%

	December 31, 2024
Deposit-type Contracts:	General Account	Separate Account Nonguaranteed	Total	% of Total

	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$7		$7	1%
At fair value		$1	1
Total with market value adjustment or at fair value	7	1	8	1%
Not subject to discretionary withdrawal	1,150		1,150	99%
Total	$1,157	$1	$1,158	100%

	December 31, 2024
Total Individual and Group Annuities and Deposit-type Contracts:	General Account	Separate Account Nonguaranteed	Total	% of Total

	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$82		$82	1%
At book value less current surrender charge of 5% or more (1)	2,147		2,147	20%
At fair value		$3,221	3,221	31%
Total with market value adjustment or at fair value	2,229	3,221	5,450	52%
At book value without adjustment	1,250		1,250	12%
Not subject to discretionary withdrawal	3,789		3,789	36%
Total	$7,268	$3,221	$10,489	100%

	December 31, 2023
	General	Separate Account		% of
Total Individual and Group Annuities and Deposit-type Contracts:	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$87		$87	1%
At book value less current surrender charge of 5% or more (1)	127		127	1%
At fair value		$3,028	3,028	31%
Total with market value adjustment or at fair value	214	3,028	3,242	33%
At book value without adjustment	2,826		2,826	29%
Not subject to discretionary withdrawal	3,619	1	3,620	38%
Total	$6,659	$3,029	$9,688	100%

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company's Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the AZ DIFI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2024	2023

	(In Millions)
Annual Statement:
Annuities	$6,111	$5,623
Deposit-type contracts	1,157	1,036
Subtotal	7,268	6,659

Separate Accounts Annual Statement:
Annuities	3,220	3,027
Other contract deposit funds	2	2
Subtotal	3,222	3,029

Combined total	$10,490	$9,688

11.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves:

	December 31, 2024
	General Account			Separate Account Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$1
Universal life with secondary guarantees	8	$7	$8
Indexed universal life with secondary guarantees	45	44	45
Other permanent cash value life insurance	6	7	6
Variable universal life	17	17	17	$79	$79	$79

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			5
Disability - disabled lives			5
Miscellaneous reserves			1
Total (direct + assumed)	77	75	87	79	79	79
Reinsurance ceded			5
Total (net)	$77	$75	$82	$79	$79	$79

	December 31, 2023
	General Account			Separate Account Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$1
Universal life with secondary guarantees	10	$10	$10
Indexed universal life with secondary guarantees	48	47	49
Other permanent cash value life insurance	7	7	7
Variable universal life	18	18	18	$74	$74	$74

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			5
Disability - disabled lives			5
Miscellaneous reserves			1
Total (direct + assumed)	84	82	95	74	74	74
Reinsurance ceded			6
Total (net)	$84	$82	$89	$74	$74	$74

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health in the Company's Annual Statement and related Separate Accounts Annual Statement:

	December 31,
	2024	2023

	(In Millions)
Annual Statement:
Life insurance section	$81	$88

Separate Accounts Annual Statement:
Life insurance section	79	74
Total	$160	$162

12.            PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are immaterial for the years ended December 31, 2024 and 2023.

13.            SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities related to variable annuities and variable universal life. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risk associated with market value changes are generally borne by the contract holders.

In accordance with the products recorded within the Separate Account, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2024 and 2023, the Company’s Separate Accounts Annual Statement included legally insulated assets of $3.4 billion and $3.2 billion, respectively. The assets legally insulated and not legally insulated from the General Account as of December 31, 2024 are attributed to the following products:

	Legally Insulated	Not Legally Insulated

	(In Millions)
Variable annuities	$3,285
Variable universal life	79
Total	$3,364

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2024, 2023, 2022, 2021, and 2020 of $21 million, $21 million, $20 million, $18 million, and $17 million, respectively.

For the years ended December 31, 2024, 2023, 2022, 2021, and 2020, the General Account of the Company had paid $0.3 million, $1 million, $0.9 million, zero, and $0.1 million, respectively, toward the Separate Account guarantees.

The Company has no Separate Accounts with guarantees. The Company's Separate Accounts without guarantees consist of the variable annuities and variable universal life businesses where the assets of these accounts are carried at fair value.

Information regarding the Separate Accounts of the Company is as follows:

	Years Ended December 31,
	2024	2023

	(In Millions)
Premiums, considerations or deposits	$243	$230

	December 31,
	2024	2023

	(In Millions)
Reserves for accounts with assets at fair value	$3,301	$3,102

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value	$3,300	$3,102
Not subject to discretionary withdrawal	1
Total	$3,301	$3,102

	Years Ended December 31,
	2024	2023	2022

	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the
Separate Accounts Annual Statement:
Transfers to separate accounts	$243	$230	$282
Transfers from separate accounts	386	335	251
Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$(143)	$(105)	$31

14.	BORROWED MONEY

The Company is a member of the Federal Home Loan Bank of San Francisco (FHLB). The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s net admitted assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements and insurance laws and regulations. The Company's estimated maximum borrowing capacity (after taking into account required collateralization levels) was $4 million and $6 million as of December 31, 2024 and 2023, respectively. However, asset eligibility determination is subject to the FHLB's discretion and to the availability of qualifying assets at the Company. The Company had no collateral pledged to the FHLB. Interest is at variable or fixed rates. The Company had no borrowing from the FHLB as of December 31, 2024 and 2023.

The Company is required to purchase stock in FHLB of San Francisco each time it receives an advance. As of December 31, 2024, and 2023, the Company held $5 million and $4 million, respectively, of restricted membership Class B stock of FHLB of San Francisco, which is recorded in common stock. All of the membership stock is not eligible for redemption.

15.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As of December 31, 2024, the Company has no outstanding commitments for investments in subsidiary, controlled or affiliated entities, joint ventures, partnerships or limited liability companies.

As of December 31, 2024, the Company had $20 million of outstanding contractual obligations to acquire private placement securities for the General Account. As of December 31, 2024, the Company had $101 million of outstanding mortgage loan commitments for the General Account which were primarily advances available for construction loans.

In connection with the operations of PLFA, the Company and Pacific Life are obligated to contribute additional capital funding as may be required according to their respective membership percentages. There were no capital contributions to PLFA for the years ended December 31, 2024, 2023 and 2022.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company's financial statements - statutory basis. The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company, if any.

Issues were identified in a market conduct exam that may be indicative of potential losses. The Company has accrued a loss contingency based on management’s best estimate and does not expect these issues to have a materially adverse effect on the Company’s financial statements - statutory basis.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the Internal Revenue Service (IRS) issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD). Later in 2007, the IRS issued Revenue Ruling 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project. In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action. Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment of the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company's financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that Company liabilities related to such matters are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2024 and 2023, the estimated liability was zero. As of December 31, 2024 and 2023, the related premium tax receivable was $3 million and $2 million, respectively. These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 1 for discussion of other contingencies related to reinsurance.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   S E L E C T E D   F I N A N C I A L   D A T A

A S   O F   A N D   F O R   T H E   Y E A R   E N D E D   D E C E M B E R   3 1 ,   2 0 2 4

(In Millions)

Investment Income Earned
U.S. Government bonds
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	$350
Bonds of affiliates
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)
Common stocks of affiliates
Mortgage loans	32
Real estate
Contract loans	1
Cash, cash equivalents and short-term investments	18
Derivative instruments	(9)
Other invested assets	6
Aggregate write-ins for investment income	3
Gross Investment Income	$401

Real Estate Owned - Book Value less Encumbrances

Mortgage Loans - Book Value:
Farm mortgages
Residential mortgages
Commercial mortgages	$556
Mezzanine	27
Total Mortgage Loans	$583

Mortgage Loans By Standing - Book Value:
Good standing	$583
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure
Foreclosure in process

Other Long-Term Assets - Statement Value	$21

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds
Preferred stocks
Common stocks

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$465
Over 1 year through 5 years	2,508
Over 5 years through 10 years	1,078
Over 10 years through 20 years	1,570
Over 20 years	1,344
Total by Maturity	$6,965

Bonds by NAIC Designation - Statement Value:
NAIC 1	$3,951
NAIC 2	2,987
NAIC 3	23
NAIC 4	2
NAIC 5	2
NAIC 6
Total by NAIC Designation	$6,965

Total Bonds Publicly Traded	$4,181
Total Bonds Privately Traded	$2,784
Preferred Stocks - Book/Adjusted Carrying Value
Common Stocks - Fair Value	$6
Short-term Investments - Book/Adjusted Carrying Value
Options, Caps & Floors Owned - Statement Value	$2
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	$(22)
Futures Contracts Open - Current Value	$6
Cash Equivalents	$195
Cash on Deposit	$24

Life Insurance In Force, Net of Reinsurance:
Industrial
Ordinary	$2,364
Credit Life
Group Life	$158

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$1

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$5
Credit Life
Group Life	$157

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Ordinary - Involving Life Contingencies
Income Payable
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$147
Deferred - Fully Paid Account Balance	$3,400
Deferred - Not Fully Paid - Account Balance

Group
Amount of Income Payable	$38
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other
Group	$2
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$1,157
Dividend Accumulations - Account Balance

Claim Payments 2024:
Group Accident and Health - Year Ended December 31, 2024
2024	$1
2023
2022
2021
2020
Prior

Other Accident and Health
2024
2023
2022
2021
2020
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves:
2024
2023
2022
2021
2020
Prior

Pacific Life & Annuity Company

S U P P L E M E N T A L   S U M M A R Y   I N V E S T M E N T   S C H E D U L E

D E C E M B E R   3 1 ,   2 0 2 4

($ In Millions)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Percentage
Long-term bonds:
U.S. Governments	$6	0.080%	$6	0.080%
All other governments	56	0.715%	56	0.715%
U.S. states, territories, and possessions, etc., guaranteed	9	0.114%	9	0.114%
U.S. political subdivisions of states, territories, and possessions, guaranteed	49	0.622%	49	0.622%
U.S. special revenue and special assessment obligations, etc., non-guaranteed	493	6.266%	490	6.228%
Industrial and miscellaneous	6,322	80.432%	6,325	80.470%
Unaffiliated bank loans	30	0.382%	30	0.382%
Total long-term bonds	6,965	88.611%	6,965	88.611%

Common stocks:
Industrial and miscellaneous other (unaffiliated)	6	0.078%	6	0.078%
Total common stocks	6	0.078%	6	0.078%

Mortgage loans:
Commercial mortgages	556	7.075%	556	7.075%
Mezzanine real estate loans	27	0.340%	27	0.340%
Total mortgage loans	583	7.415%	583	7.415%

Cash and cash equivalents:
Cash	24	0.311%	24	0.311%
Cash equivalents	195	2.476%	195	2.476%
Total cash and cash equivalents	219	2.787%	219	2.787%

Contract loans	20	0.253%	20	0.253%
Derivatives	9	0.108%	9	0.108%
Receivables for securities **	4	0.053%	4	0.053%
Other invested assets	54	0.695%	54	0.695%
Total invested assets	$7,860	100.000%	$7,860	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

**Included in Other invested assets in the Annual Statement.

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   I N V E S T M E N T   R I S K   I N T E R R O G A T O R I E S

D E C E M B E R   3 1 ,   2 0 2 4

The Company's total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) were $8.0 billion as of December 31, 2024.

1.	The 10 largest exposures to a single issuer/borrower/investment are as follows:

	(In Millions)	Percentage of Total Admitted Assets
RTX Corporation (Bond)	$65	0.8%
IBM Corporation (Bond)	65	0.8%
Amgen Inc (Bond)	57	0.7%
Comcast Corporation (Bond)	47	0.6%
Bank of America Corporation (Bond)	45	0.6%
AT&T Corporation (Bond)	41	0.5%
BSCH II Issuer LP (Bond)	40	0.5%
Commercial loan (Mortgage Loan)	40	0.5%
The AES Corporation (Bond)	37	0.5%
Truist Financial Corporation (Bond)	35	0.4%

2.	The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation are as follows:

	(In Millions)	Percentage of Total Admitted Assets		(In Millions)	Percentage of Total Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$3,951	49.5%	NAIC 1
NAIC 2	2,987	37.4%	NAIC 2
NAIC 3	23	0.3%	NAIC 3
NAIC 4	2	0.0%	NAIC 4
NAIC 5	2	0.0%	NAIC 5
NAIC 6			NAIC 6

3.	Assets held in foreign investments totaled $1.2 billion, which represents 15.0% of Total Admitted Assets.

a.	The aggregate foreign investment exposure, categorized by NAIC sovereign designation is as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1	$1,038	13.0%
Countries designated NAIC 2	134	1.7%
Countries designated NAIC 3 or below	28	0.4%

b.	The largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Countries designated NAIC 1
Country: United Kingdom	$293	3.7%
Country: Cayman Islands	262	3.3%
Countries designated NAIC 2
Country: Mexico	60	0.7%
Country: Italy	26	0.3%
Countries designated NAIC 3 or below
Country: Brazil	13	0.2%
Country: Barbados	8	0.1%

c.	The 10 largest non-sovereign (i.e., non-governmental) foreign issues are as follows:

NAIC Designation	Issuer	(In Millions)	Percentage of Total Admitted Assets
1.E FE/1.G FE	Lloyds TSB Bank Group PLC	$35	0.4%
1.E FE/1.G FE	Danske Bank A/S	35	0.4%
1.F FE	Banco Santander	30	0.4%
1.E FE	BP Capital Markets PLC	25	0.3%
2.C FE	Avolon Holdings Limited	25	0.3%
2.A FE	ABN AMRO Bank NV	22	0.3%
2.A FE	Deutsche Telekom AG	21	0.3%
1.E PL	Bridgepoint US	21	0.3%
1.C FE	Platinum Securities Ky	21	0.3%
1.G FE	Standard Chartered PLC	20	0.3%

4.	The amount and percentage of Total Admitted Assets held in Canadian investments totaled $213 million, which represent 2.7% of Total Admitted Assets.

5.	The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets.

6.	Assets held in equity interest are less than 2.5% of Total Admitted Assets.

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets.

a.	The 10 largest fund managers are as follows:

	Total
Fund Manager	Invested	Diversified

	(In Millions)
Walkers Fiduciary Limited	$1	$1

8.	Assets held in general partnership interests are less than 2.5% of Total Admitted Assets.

9.	The amounts and percentages of Total Admitted Assets held in mortgage loans are as follows:

a.	The 10 largest aggregate mortgage interests sharing the same property or group of properties are as follows:

Type (Residential, Commercial, Agricultural)	(In Millions)	Percentage of Total Admitted Assets
Commercial loan	$33	0.4%
Commercial loan	30	0.4%
Commercial loan	30	0.4%
Commercial loan	27	0.3%
Commercial loan	25	0.3%
Commercial loan	25	0.3%
Commercial loan	25	0.3%
Commercial loan	21	0.3%
Commercial loan	20	0.3%
Commercial loan	20	0.3%

10.	The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$36	0.5%

11.	The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2024 are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Commercial:
Below 70%	$583	7.3%

12.	Assets held in real estate are less than 2.5% of Total Admitted Assets.

13.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets.

14.	The Company has no securities lending agreements, repurchase agreements, or reverse repurchase agreements.

15.	The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors are as follows:

	(In Millions)	Percentage of Total Admitted Assets
Owned:
Hedging	$2	0.0%

16.	The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2024	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter

	($ In Millions)
Hedging	$4	0.0%	$4	$4	$4

17.	The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2024	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter

	($ In Millions)
Hedging	$6	0.1%	$5	$5	$7

Pacific Life & Annuity Company

S U P P L E M E N T A L   S C H E D U L E   O F   R E I N S U R A N C E   D I S C L O S U R E S

D E C E M B E R   3 1 ,   2 0 2 4

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791.

2.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.

3.	The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.	Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.	The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61.

5.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2024 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2024 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.